S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

February 23, 1998

Dear Shareholders:

For the year ended December 31, 1997, the Salomon Brothers High Income Fund Inc (the "Fund") returned 15.34% based on net asset value per share. This return assumes the reinvestment of dividends in additional shares of the Fund and compares with an increase of 13.19% for the Salomon Brothers High-Yield Market Index.

The net asset value of the Fund decreased from $15.08 on June 30, 1997 to $14.92 per share onDecember 31, 1997. Dividends of $1.19 per share were declared during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended December 31, 1997 was 7.03%. In comparison, the Salomon Brothers High-Yield Market Index returned 8.14% during the same period.

U.S. high-yield investments accounted for approximately 81% of total long-term investments at December 31, 1997. The balance of the portfolio was principally invested in emerging markets debt.

Market Review

The traditional U.S. corporate high-yield market benefited from the near-perfect economic conditions that prevailed in the United States in 1997: the combination of solid economic growth with virtually no inflation.

The U.S. corporate high-yield market posted a strong performance, buoyed by both fundamental and technical factors. The combination of solid economic growth, low inflation and continued accessibility of the equity markets in the United States served to improve credit quality among a broad spectrum of issuers. These factors contributed to a default loss experience well below historical norms in the market. The strong high-yield market conditions caused new issue financing to exceed previous record levels by a substantial amount. Nevertheless, the heavy flow of new issues was easily absorbed. Mutual fund cash inflows continued at a healthy pace. Traditional institutional investor demand for the market grew and increased its share of investment through additional asset allocation. The securitization of the market through collateralized bond obligations also augmented demand. And, despite some widening of yield spreads in March, April and October, spreads generally contracted for the year.

Within the traditional U.S. high-yield market, the strong performance in 1997 was recorded by the media sector, which represents over 30% of the market. It includes cable television and other broadcasters, telecommunications companies and print media. The media sector of the Salomon Brothers High-Yield Market Index was up approximately 15%. The outperformance in this sector came as a result of strong fundamentals in the industry as well as a burst of consolidation in traditional media outlets following new industry legislation passed in 1996.

The weakest performance during the year was recorded by the broad manufacturing sector, which returned 11% for the year. Broad manufacturing was dragged down by the automotive supply group, which returned 5.9%. The bankruptcy of Harvard Industries, a significant issuer in that sector, which was not owned by the Fund, contributed to these poor results.

Throughout most of 1997, emerging debt markets benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries. In the fourth quarter, however, the markets fell prey to the dramatic global market sell-off that was sparked by the

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

turmoil in Asia. The instability of financial markets around the world -- notably the U.S. and Hong Kong -- contributed to the significant pickup in volatility among emerging markets. Indeed, yield spreads over U.S. Treasuries widened to as much as 825 basis points at the market's low point in October. At year end, the yield spread settled at around 500 basis points above U.S. Treasuries.

Highlights

Salomon Brothers High Income Fund's performance was in line with the U.S. high-yield market for 1997. The Fund's return was derived with an exposure to emerging markets debt that ranged from 13-21% of the portfolio for the year. Within the U.S. high-yield portion of the Fund, our largest weightings during 1997 were in consumer non-cyclicals (ranging from 27-31%), media (ranging from 16-25%) and manufacturing industries (ranging from 11-17%). Another key industry weighting was in the energy sector which increased from 5% at the beginning of the year to 9% as of year end. U.S. credit quality was maintained in the single-B range to take advantage of the strong U.S. economic environment. In emerging markets, we focused on U.S. dollar-denominated debt, principally sovereign debt of Latin American and Eastern European issuers. Our focus was on searching for individual credit quality improvements while emphasizing the double-B credit quality sector.

Outlook

Our outlook for the domestic U.S. high-yield market is positive for 1998. Even though there is the possibility of a slowing of economic growth in the U.S. if the spillover effect from Asian economic turmoil is strong, we believe that overall credit quality will remain stable. We are likely to continue our current process of moving our portfolio away from industries and companies which will be subject to increased competition from Asian exports. As a result of the Asian turmoil, we expect to see the continuation of heightened currency volatility, and further corporate bankruptcies are expected to develop in several nations. These factors will likely keep the entire emerging markets debt market tenuous for the time being. We do believe that non-Asian emerging debt represents a strong long-term value at current levels and will maintain an exposure to it.

Special Shareholders Meeting

The Fund held a special shareholders meeting on January 15, 1998. At the meeting, shareholders approved a new investment management agreement between Salomon Brothers Asset Management Inc ("SBAM") and the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matter voted on at the meeting:

1. Approval of a new investment management agreement between SBAM and the Fund.

         Votes For              Votes Against              Votes Abstained
         ---------              ------------               --------------
         4,271,909                 56,093                      56,398

                                    * * *

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

In response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund stock account or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.


Cordially,

/s/ Michael S. Hyland

MICHAEL S. HYLAND
President

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Investments
December 31, 1997

  Principal
   Amount                                                                                       Value
   (000)      Corporate Bonds-- 78.6%                                                         (Note 2)
----------------------------------------------------------------------------------------------------------
              BASIC INDUSTRIES -- 8.4%
    $  500    AEI Holding Company, 10.00%, 11/15/07#...................................      $    515,000
       500    Algoma Steel Inc., 12.375%, 7/15/05......................................           580,000
     1,000    Berry Plastics, 12.25%, 4/15/04                                                   1,107,500
       500    Doman Industries Limited, 9.25%, 11/15/07#                                          485,000
       500    Envirosource Inc., 9.75%, 6/15/03#                                                  502,500
     1,000    Glencore Nickel, 9.00%, 12/01/14#                                                   997,500
       750    Radnor Holdings, 10.00%, 12/01/03                                                   781,875
500,000 Units Stone Container Corp., 12.25%, 4/01/02(A)                                           506,250
       500    Tekni-Plex Inc., 11.25%, 4/01/07                                                    540,000
                                                                                              -----------
                                                                                                6,015,625
                                                                                              -----------
              CONSUMER CYCLICALS -- 2.5%
     1,000    Pillowtex Corp., 9.00%, 12/15/07#........................................         1,025,000
       750    HMH Properties Inc., 8.875%, 7/15/07.....................................           787,500
                                                                                              -----------
                                                                                                1,812,500
                                                                                              -----------

              CONSUMER NON-CYCLICALS -- 22.4%
       500    Alaris Medical Systems, Inc., 9.75%, 12/01/06............................           526,250
     1,000    Ameriserve Food Company, 10.125%, 7/15/07................................         1,040,000
     1,000    B&G Foods Inc., 9.625%, 8/01/07#.........................................         1,007,500
     1,000    Carr-Gottstein Foods Co., 12.00%, 11/15/05...............................         1,110,000
     1,500    CLN Holdings, Inc., Zero Coupon, 5/15/01.................................           907,500
       750    Dade International Inc., 11.125%, 5/01/06................................           834,375
       500    Fresenius Medical Care Capital Trust, 9.00%, 12/01/06....................           525,000
     1,000    Hines Horticulture, 11.75%, 10/15/05.....................................         1,095,000
     1,000    Imagyn Medical Technologies, 12.50%, 4/01/04.............................           952,500
     1,000    Integrated Health Services, 9.25%, 1/15/08#..............................         1,020,000
     1,000    North Atlantic Trading, 11.00%, 6/15/04..................................         1,050,000
     1,000    Pueblo XTRA International, 9.50%, 8/01/03................................           955,000
       649    Rayovac Corp., 10.25%, 11/01/06..........................................           710,655
     1,500    Revlon Worldwide, Zero Coupon, 3/15/01...................................         1,046,250
       750    Riddell Sports Inc., 10.50%, 7/15/07.....................................           774,375
       500    Selmer Co. Inc., 11.00%, 5/15/05.........................................           547,500
       500    Stroh Brewery, 11.10%, 7/01/06...........................................           452,500
       500    Sun International Hotels, 9.00%, 3/15/07.................................           516,250
       946    Waterford Gaming LLC, 12.75%, 11/15/03...................................         1,045,330
                                                                                              -----------
                                                                                               16,115,985
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
Page 4

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 1997

  Principal
   Amount                                                                                       Value
   (000)      Corporate Bonds (continued)                                                     (Note 2)
----------------------------------------------------------------------------------------------------------
              ENERGY -- 7.0%
    $  500    Benton Oil & Gas, 11.625%, 5/01/03.......................................      $    551,250
       500    Cliffs Drilling, 10.25%, 5/15/03.........................................           540,000
       500    Dailey International Inc., 9.75%, 8/15/07#...............................           527,500
       400    Dawson Product Services, 9.375%, 2/01/07.................................           423,500
     1,000    National Energy Group, 10.75%, 11/01/06..................................         1,037,500
       500    Snyder Oil Corp., 8.75%, 6/15/07.........................................           503,125
              TransAmerican Energy, Zero Coupon until 6/15/99
       500      (13.00% thereafter), 6/15/02#..........................................           403,750
     1,000    United Refining, 10.75%, 6/15/07#........................................         1,030,000
                                                                                              -----------
                                                                                                5,016,625
                                                                                               ----------

              FINANCIAL -- 0.8%
       500    Airplanes Pass Through Trust, 10.875%, 3/15/19...........................           561,250
                                                                                              -----------

              INDUSTRIAL/MANUFACTURING -- 13.1%
       500    Alvey Systems, 11.375%, 1/31/03..........................................           545,000
       750    Axiohm Transaction Solution, 9.75%, 10/01/07#............................           761,250
       500    Burke Industries Inc., 10.00%, 8/15/07#..................................           516,250
     1,000    Clark-Schwebel Inc., 10.50%, 4/15/06.....................................         1,095,000
     1,000    Foamex L.P., 9.875%, 6/15/07.............................................         1,025,000
       500    HCC Industries, 10.75%, 5/15/07..........................................           521,250
     1,000    International Knife & Saw Inc., 11.375%, 11/15/06........................         1,085,000
     1,000    Motors & Gears, Inc., 10.75%, 11/15/06#..................................         1,075,000
     1,000    Talley Mfg. & Technology, 10.75%, 10/15/03...............................         1,065,000
       667    Terex Corporation, 13.25%, 5/15/02.......................................           753,710
       750    Venture Holdings Trust, 9.75%, 4/01/04...................................           746,250
       250    Venture Holdings Trust, 9.50%, 7/01/05...................................           252,500
                                                                                              -----------
                                                                                                9,441,210
                                                                                              -----------

              MEDIA/TELECOMMUNICATIONS -- 18.9%
       550    Adelphia Communications, 9.875%, 3/01/07.................................           578,875
       450    Adelphia Communications, 9.25%, 10/01/02.................................           459,000
     1,000    Cablevision Systems Corp., 10.50%, 5/15/16...............................         1,165,000
     1,000    Cinemark USA Inc., 9.625%, 8/01/08.......................................         1,042,500
              Diamond Cable Co., Zero Coupon until 12/15/00
     1,000      (11.75% thereafter), 12/15/05..........................................           777,500

---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
                                                                                                   Page 5

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 1997

  Principal
   Amount                                                                                       Value
   (000)      Corporate Bonds (concluded)                                                     (Note 2)
----------------------------------------------------------------------------------------------------------
    $3,000    Hollinger Inc., Convertible Bond, Zero Coupon, 10/05/13..................      $  1,166,250
              ICG Holdings, Zero Coupon until 9/15/00
     1,500      (13.50% thereafter), 9/15/05...........................................         1,231,875
              Intermedia Communication of Florida, Zero Coupon until 7/15/02
     1,500      (11.25% thereafter), 7/15/07...........................................         1,091,250
              Marcus Cable Co., Zero Coupon until 6/15/00
     1,250      (14.25% thereafter), 12/15/05 .........................................         1,081,250
              Nextel Communications, Zero Coupon until 2/15/99
       750      (9.75% thereafter), 8/15/04............................................           667,500
              NTL Inc., Zero Coupon until 2/01/01
     1,300      (11.50% thereafter), 2/01/06...........................................         1,020,500
       500    Perry Judd, 10.625%, 12/15/07#...........................................           515,000
     1,000    SFX Broadcasting, 10.75%, 5/15/06........................................         1,097,500
       500    Transwestern Publishing, 9.625%, 11/15/07#...............................           521,250
     1,500    United International Holdings, Zero Coupon, 11/15/99.....................         1,230,000
                                                                                              -----------
                                                                                               13,645,250
                                                                                              -----------

              SERVICES/OTHER -- 2.6%
              Allied Waste Industries, Zero Coupon until 6/01/02
     1,500      (11.30% thereafter), 6/01/07...........................................         1,042,500
       250    Loomis Fargo & Co., 10.00%, 1/15/04......................................           257,500
       500    Norcal Waste Systems, 13.50%, 11/15/05*..................................           580,000
                                                                                              -----------
                                                                                                1,880,000
                                                                                              -----------

              TECHNOLOGY/ELECTRONICS -- 0.6%
       400    Amphenol Corp., 9.875%, 5/15/07..........................................           422,000
                                                                                              -----------

              TRANSPORTATION -- 1.2%
       850    Ryder TRS Inc., 10.00%, 12/01/06 ........................................           854,250
                                                                                              -----------

              UTILITIES -- 1.1%
       750    AESCorp., 10.25%, 7/15/06 ...............................................           819,375
                                                                                              -----------
              Total Corporate Bonds (cost $53,864,106)................................         56,584,070
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
Page 6

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

December 31, 1997

  Principal
   Amount                                                                                       Value
   (000)      Sovereign Bonds-- 13.6%                                                         (Note 2)
----------------------------------------------------------------------------------------------------------
    $1,440     Republic of Argentina, FRB, Series L, 6.6875%, 3/31/05*.................       $ 1,287,000
     1,953     Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**....................         1,537,802
       785     Federal Republic of Brazil, IDU Bond, Series A, 6.8125%, 1/01/01*.......           748,694
     2,000     Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*..................         1,220,000
       500     Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*.......           385,000
     1,300     Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10....................         1,131,000
     2,767     Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*,**.....................         1,815,729
       500     Republic of Panama, IRB, 3.75%, 7/17/14*................................           382,500
     1,000     Republic of Peru, PDI Bond, 4.00%, 3/07/17*.............................           657,500
         6     Russia, IAN, 6.71875%, 12/15/15*........................................             4,213
       679     Republic of Venezuela, FLIRB, Series B, 6.75%, 3/31/07*.................           609,018
                                                                                              -----------
               Total Sovereign Bonds (cost $8,278,752).................................         9,778,456
                                                                                              -----------

               Loan Participations -- 5.3%
---------------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
     1,000       Tranche A, 7.00%, 9/04/06* (Chase Manhattan)+.........................           818,750
               Kingdom of Morocco, Tranche A, 6.65625%, 1/01/09*.......................
     2,000       (Morgan Guaranty Trust Company of New York)+..........................         1,735,625
     2,000     Russia, Principal Loan,  6.71875%, 12/15/20* (JP Morgan)+, (B)..........         1,230,923
                                                                                              -----------
               Total Loan Participations (cost $3,564,877).............................         3,785,298
                                                                                              -----------

               Common Stock -- 0.0%
---------------------------------------------------------------------------------------------------------
 500 Shares    AmeriKing, Inc. (cost $22,000)..............................................        25,000
                                                                                              -----------

               Warrants & Rights++ -- 0.1%
---------------------------------------------------------------------------------------------------------
               In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02.
2,500 Warrants   Each warrant exercisable for one share of common stock.)..............                 0
4,000 Rights   Terex Corporation Stock Appreciation Rights ............................            52,000
               United International Holdings (Exercise price of $15 per share expiring on 11/15/99.
2,875 Warrants   Each warrant exercisable for 4.535 shares of common stock.)...........            34,500
1,000 Warrants Urohealth Systems (Exercise price of $9.50 per common share expiring
                 on 4/01/04.)..........................................................             2,500
                                                                                              -----------
               Total Warrants & Rights (cost $78,595) .................................            89,000
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
                                                                                                   Page 7

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Investments (concluded)
December 31, 1997

  Principal
   Amount                                                                                       Value
   (000)      Repurchase Agreement-- 2.6%                                                     (Note 2)
----------------------------------------------------------------------------------------------------------
               Merrill Lynch, 6.60%, cost $1,839,000, dated 12/31/97, $1,839,674 due 1/02/98, (collateralized by $1,795,000 U.S. Treasury
                   Notes, 6.50%, due 8/31/01,
    $1,839         valued at $1,878,018)...............................................      $  1,839,000
                                                                                             ------------

               Total Investments-- 100.2%  (cost $67,647,330)..........................        72,100,824
                                                                                             ------------

               Liabilities in Excess of Cash and Other Assets--(0.2%)..................          (149,931)
                                                                                             ------------

               Net Assets -- 100.0%
               (equivalent to $14.92 per share on 4,823,805 common shares outstanding)       $ 71,950,893
                                                                                             ============

---------------------------------------------------------------------------------------------------------
  * Rate shown reflects rate in effect on December 31, 1997 on instrument with variable rate or step coupon rates.
 ** Payment-in-kind security for which all or part of the income earned is capitalized as additional principal.
  # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(A) Each unit is comprised of a $1 par 10.75% Senior Debenture Note due 4/01/02 and
    a 1.50% Supplemental Interest Certificate.
(B) Portion of income earned is capitalized as Russia Interest in Arrears
    Notes.
  + Participation interest was acquired through the financial institution indicated parenthetically.
++  Non-income producing security.
    FLIRB  -- Front-Loaded Interest Reduction Bond.
    FRB    -- Floating Rate Bond.
    IAN    -- Interest in Arrears Notes.
    IDU    -- Interest Due and Unpaid.
    IRB    -- Interest Reduction Bond.
    PDI    -- Past Due Interest.

---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
Page 8

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
December 31, 1997

Assets
Investments, at value (cost -- $67,647,330) ..............................................    $72,100,824
Cash......................................................................................         50,508
Interest receivable ......................................................................      1,144,228
Unamortized organization expenses (Note 2)................................................          1,795
Prepaid expenses..........................................................................            417
                                                                                               ----------
      Total assets........................................................................     73,297,772
                                                                                               ----------

Liabilities
Payable for investments purchased.........................................................      1,197,500
Accrued professional fees ................................................................         78,821
Management fee payable to the Investment Manager (Note 3).................................         43,276
Accrued printing expense..................................................................         15,120
Other accrued expenses....................................................................         12,162
                                                                                              -----------
      Total liabilities...................................................................      1,346,879
                                                                                              -----------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares; 4,823,805 shares outstanding)         4,824
Additional paid-in capital................................................................     66,946,521
Undistributed net investment income.......................................................          6,598
Accumulated net realized gain on investments..............................................        539,456
Net Unrealized appreciation on investments................................................      4,453,494
                                                                                              -----------
      Net assets..........................................................................    $71,950,893
                                                                                              -----------

Net Asset Value Per Share ($71,950,893 / 4,823,805 shares)................................         $14.92
                                                                                              -----------


---------------------------------------------------------------------------------------------------------
                                                                                                   Page 9
                                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Operations
For the Year Ended December 31, 1997

Income
     Interest (includes discount accretion of $1,706,514) ...................................          $ 7,653,923

Expenses
     Management fee ...............................................................  $504,358
     Audit and tax return preparation services ....................................    60,999
     Legal ........................................................................    50,000
     Directors' fees and expenses .................................................    43,001
     Transfer Agent ...............................................................    34,001
     Printing .....................................................................    25,000
     Amortization of deferred organization costs (Note 2)..........................    24,305
     Custodian.....................................................................    20,002
     Other ........................................................................    30,192              791,858
                                                                                     --------          -----------
     Net investment income.........................................................                      6,862,065
                                                                                                       -----------

Net Realized and Unrealized Gain on Investments
     Net realized gain on investments........................................................            3,611,923
     Change in net unrealized appreciation on investments....................................             (267,238)
                                                                                                       -----------
     Net realized gain and change in net unrealized appreciation ............................            3,344,685
                                                                                                       -----------
     Net Increase in Net Assets from Operations..............................................          $10,206,750
                                                                                                       -----------



------------------------------------------------------------------------------------------------------------------
                                    See accompanying notes to financial statements.
Page 10

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets

                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          1997            1996
-------------------------------------------------------------------------------------------------------------------
Operations
     Net investment income ...............................................             $ 6,862,065    $ 7,249,995
     Net realized gain on investments....................................                3,611,923      1,605,972
     Change in net unrealized appreciation................................                (267,238)     4,163,849
                                                                                       -----------    -----------
     Net increase in net assets from operations ..........................              10,206,750     13,019,816
                                                                                       -----------    -----------

Dividends and Distributions
     From net investment income ..........................................              (6,853,996)    (7,249,743)
     From net realized gain...............................................              (2,452,604)            --
                                                                                       -----------    -----------
                                                                                        (9,306,600)    (7,249,743)
                                                                                       -----------    -----------

Capital Share Transactions
     Proceeds from shares issued in reinvestment of dividends
            (47,530 and 42,303 shares issued) ............................                 742,434        607,460
                                                                                       -----------    -----------
     Total increase in net assets.........................................               1,642,584      6,377,533

Net Assets
     Beginning of period..................................................              70,308,309     63,930,776
                                                                                       -----------    -----------
     End of period (includes undistributed net investment income of $6,598 and
             $252, respectively)..........................................             $71,950,893    $70,308,309
                                                                                       -----------    -----------


-----------------------------------------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                                                          Page 11

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements

Note 1. Organization

Salomon Brothers High Income Fund Inc (the "Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.    In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management Fee and Other Transactions

The Fund has entered into an investment management and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Manager provides investment advisory and administrative services to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. The agreement with the Investment Manager was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Investment Manager.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)

The Fund pays each Director not affiliated with the Investment Manager a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997, aggregated $78,214,035 and $82,082,142, respectively. The federal income tax cost basis of the Fund's investments at December 31, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $4,811,525 and $358,031, respectively, resulting in net unrealized appreciation for federal income tax purposes of $4,453,494.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to December 31, 1997

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on January 30, 1998 to shareholders of record on January 13, 1998.

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on February 27, 1998 to shareholders of record on February 18, 1998.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Financial Highlights

Data for a share of capital stock outstanding throughout the period:

                                          Year Ended    Year Ended    Year Ended     Year Ended   Period Ended
                                         December 31,  December 31,  December 31,   December 31,  December 31,
                                             1997          1996          1995           1994          1993*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 14.72        $ 13.50       $ 12.88        $ 15.59       $ 13.95
                                           -------        -------       -------        -------       -------
Net investment income...............          1.43           1.52          1.52           1.38          1.18
Net gain/(loss) on securities (both
   realized and unrealized).........           .71           1.22           .70          (2.32)         1.94
                                           -------        -------       -------        -------       -------
Total from investment operations....          2.14           2.74          2.22          (0.94)         3.12
                                           -------        -------       -------        -------       -------
Less distributions
   Dividends from net investment
     income.........................         (1.43)         (1.52)        (1.53)         (1.39)        (1.16)
   Dividends from net realized gains          (.51)          --            (.07)         (0.38)        (0.23)
                                           -------        -------       -------        -------       -------
Total distributions.................         (1.94)         (1.52)        (1.60)         (1.77)        (1.39)
                                           -------        -------       -------        -------       -------
Offering costs on issuance of common
     stock..........................          --             --            --             --           (0.09)
                                           -------        -------       -------        -------       -------
Net asset value, end of period......       $ 14.92        $ 14.72       $ 13.50        $ 12.88       $ 15.59
                                           -------        -------       -------        -------       -------
Per share market value, end of period      $16.438        $15.375       $14.125        $12.875       $15.875
                                           -------        -------       -------        -------       -------
Total investment return based on
   market price per share**.........        20.93%         20.98%        23.83%         (8.04%)       25.10%#
Ratios/supplemental data:
   Net assets, end of period (000)..       $71,951        $70,301       $63,931        $60,344       $72,495
   Ratio of expenses to average
     net assets.....................         1.10%          1.16%         1.22%          1.13%         1.09%(a)
   Ratio of net investment income to
     average net assets.............         9.53%         10.76%        11.68%          9.91%         8.64%(a)
   Portfolio turnover rate..........        112.2%         110.4%        128.2%          76.6%         49.6%

--------------------------------------------------------------------------------------------------------------
  * For the period January 29, 1993 (commencement of investment operations)
    through December 31, 1993.

 ** For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

  # Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.

(a) Annualized.

                 See accompanying notes to financial statements.
                                                                      Page 15

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
February 23, 1998

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                           Net Realized Gain
                                                                                            (Loss) & Change
                                                                                           in Net Unrealized
                                                                  Net Investment              Appreciation
                                                                      Income                 (Depreciation)
                                                               ------------------         ---------------------
Quarters Ended(a)                                               Total   Per Share           Total     Per Share
---------------------------------------------------------------------------------------------------------------
March 31, 1994............................................... $ 1,589     $.34              $(5,201)    $(1.12)
June 30, 1994................................................   1,578      .33               (1,684)      (.35)
September 30, 1994...........................................   1,620      .35                 (302)      (.07)
December 31, 1994............................................   1,702      .36               (3,666)      (.78)
March 31, 1995...............................................   1,829      .39               (1,529)      (.33)
June 30, 1995................................................   1,789      .38                2,747        .59
September 30, 1995...........................................   1,746      .37                  877        .19
December 31, 1995............................................   1,806      .38                1,191        .25
March 31, 1996...............................................   1,854      .39                1,617        .34
June 30, 1996................................................   1,838      .39                  903        .19
September 30, 1996...........................................   1,803      .38                2,315        .48
December 31, 1996............................................   1,755      .36                  935        .21
March 31, 1997...............................................   1,708      .35                 (565)      (.11)
June 30, 1997................................................   1,724      .36                2,447        .51
September 30, 1997...........................................   1,713      .36                1,569        .33
December 31, 1997............................................   1,717      .36                 (106)      (.02)

---------------------------------------------------------------------------------------------------------------
(a) Totals expressed in thousands of dollars except per share amounts.

                 See accompanying notes to financial statements.
                                                                                                       Page 17

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Other Information

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Other Information  (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The
Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.


1997 Federal Tax Notice (unaudited)

For the year ended December 31, 1997, the Fund distributed long-term capital gains totaling $1,658,944 consisting of $1,539,219 20% long-term capital gain distribution and $119,725 of 28% long-term capital gain distribution.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief
      Executive Officer, Salomon
      Brothers Asset Management Inc

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

MICHAEL S. HYLAND
      President

PETER J. WILBY
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

NOEL B. DAUGHERTY
      Secretary

JENNIFER G. MUZZEY
      Assistant Secretary


Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York  10048

TELEPHONE
      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York  11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 Salomon Brothers
                 High Income Fund Inc


                 Annual Report
                 DECEMBER 31, 1997



--------------------------------------------
          Salomon Brothers Asset Management
         --------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATENISLAND, NY
                                 PERMIT No. 169